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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                       ------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): AUGUST 1, 1997 (JULY 30, 1997)

                       ------------------------------

                           JDN REALTY CORPORATION
           (Exact Name of Registrant as Specified in Its Charter)


       MARYLAND                      1-12844                    58-1468053
    (State or Other              (Commission File            (I.R.S. Employer
    Jurisdiction of                  Number)                  Identification
    Incorporation)                                                Number)



            3340 PEACHTREE ROAD, N.E.
                  SUITE 1530
               ATLANTA, GEORGIA                                    30326
    (Address of Principal Executive Offices)                     (Zip Code)


                               (404) 262-3252
            (Registrant's Telephone Number, including Area Code)

                               NOT APPLICABLE
                                (Former Name)

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                        Exhibit Index located on Page 4

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ITEM 5.  OTHER EVENTS.

                  On July 30, 1997, the Company entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and a Terms Agreement with Merrill Lynch, BT Securities Corporation and Smith Barney Inc. (collectively, the "Underwriters") relating to the sale by the Company to the Underwriters of the Company's 6.80% Notes due August 1, 2004 (the "2004 Notes") and 6.95% Notes due August 1, 2007 (the "2007 Notes" and, together with the 2004 Notes, the "Notes") in aggregate principal amounts of $75,000,000 and $85,000,000, respectively, which is scheduled to close on August 4, 1997. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on March 26, 1997.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.


  Exhibit No.                               Description
  -----------                               -----------

         1.1               Underwriting Agreement, dated July 30, 1997, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated

         1.2               Terms Agreement, dated July 30, 1997, by and between the Company and the
                           Underwriters

         4.1               Indenture, dated as of July 15, 1997, by the Company to First Union National
                           Bank, as Trustee

         4.2               First Supplemental Indenture, dated as of July 31, 1997, by the Company to
                           First Union National Bank, as Trustee

         4.3               Form of 6.80% Global Note Due August 1, 2004

         4.4               Form of 6.95% Global Note Due August 1, 2007

         5                 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability
                           Company

         8                 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                           Liability Company

         23                Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability
                           Company (included in Exhibits 5 and 8)

         25.1              Form T-1 Statement of Eligibility and Qualification under the Trust
                           Indenture Act of 1939, as amended, of First Union National Bank, pertaining to the Company's 6.80% Notes due August 1, 2004

         25.2              Form T-1 Statement of Eligibility and Qualification under the Trust Indenture
                           Act of 1939, as amended, of First Union National Bank, pertaining to the
                           Company's 6.95% Notes due August 1, 2007




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
                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JDN REALTY CORPORATION




                                                  By: /s/ William J. Kerley
                                                      --------------------------
                                                      William J. Kerley
                                                      Chief Financial Officer

Date:  August 1, 1997




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                              INDEX TO EXHIBITS



  Exhibit No.                               Description
  -----------                               -----------

         1.1               Underwriting Agreement, dated July 30, 1997, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated

         1.2               Terms Agreement, dated July 30, 1997, by and between the Company and the
                           Underwriters

         4.1               Indenture, dated as of July 15, 1997, by the Company to First Union National
                           Bank, as Trustee

         4.2               First Supplemental Indenture, dated as of July 31, 1997, by the Company to
                           First Union National Bank, as Trustee

         4.3               Form of 6.80% Global Note Due August 1, 2004

         4.4               Form of 6.95% Global Note Due August 1, 2007

         5                 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability
                           Company

         8                 Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                           Liability Company

         23                Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability
                           Company (included in Exhibits 5 and 8)

         25.1              Form T-1 Statement of Eligibility and Qualification under the Trust Indenture
                           Act of 1939, as amended, of First Union National Bank, pertaining to the
                           Company's 6.80% Notes due August 1, 2004

         25.2              Form T-1 Statement of Eligibility and Qualification under the Trust Indenture
                           Act of 1939, as amended, of First Union National Bank, pertaining to the
                           Company's 6.95% Notes due August 1, 2007




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